Registration No. 333-_____________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            NICOLET BANKSHARES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

          WISCONSIN                                      47-0871001
--------------------------------------------------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


            110 SOUTH WASHINGTON STREET, GREEN BAY, WISCONSIN 54301
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

               NICOLET BANKSHARES, INC. 2002 STOCK INCENTIVE PLAN
                NICOLET NATIONAL BANK 2000 STOCK INCENTIVE PLAN
                            (Full Title of the Plans)
--------------------------------------------------------------------------------

                                ROBERT B. ATWELL
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            NICOLET BANKSHARES, INC.
                           110 SOUTH WASHINGTON STREET
                           GREEN BAY, WISCONSIN 54301
                           --------------------------
                     (Name and address of agent for service)

                                 (920) 430-1400
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

     Approximate  date  of commencement of proposed sale to the public:  As soon
                                                                         -------
as  practicable  after  this  registration  statement  becomes  effective.
 -------------------------------------------------------------------------

     If the only securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------
TITLE OF           AMOUNT      PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
SECURITIES TO       TO BE       OFFERING PRICE     AGGREGATE OFFERING   REGISTRATION
BE REGISTERED    REGISTERED       PER SHARE              PRICE               FEE
------------------------------------------------------------------------------------

Common Stock,     410,000
0.01 par value    shares (1)      $ 9.30 (2)       $   3,813,000 (3)     $    351

(1) This Registration Statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of a stock split, stock dividend, reclassification or other similar transaction pursuant to the terms of the Plans.
(2) Pursuant to Rule 457(h), because there is no trading market for the securities offered, the offering price per share is equal to the book value of the Registrant's common stock as of March 31, 2002.
(3) The aggregate offering price is calculated solely for the purpose of determining the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The documents containing the information required to be set forth in the prospectus under Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 428 promulgated thereunder will be sent or given to participants in the Plans as specified in Rule 428(b)(1) under the Securities Act.

                                     PART II

             INFORMATION NOT REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following document previously filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Exchange Act"), is incorporated herein by reference:

     Final prospectus contained in the Registrant's Registration Statement on Form SB-2 (Regis. No. 333-90052).

     All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date upon which this offering is terminated shall be deemed to be incorporated by reference herein and to be part hereof from the date any such document is filed.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, has rendered an opinion regarding the legality of the securities registered hereby.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's articles of incorporation and bylaws provide that an eligible director, officer, employee or agent of the Registrant will be indemnified against liability and other expenses incurred in a proceeding initiated against him or her by reason of his or her serving as a director, officer, employee or agent to the extent that he or she has been successful in defense of such action, on the merits or otherwise. In all other cases, the Registrant shall indemnify officers and directors and may elect to indemnify employees and agents, unless it shall be proven that he or she failed to perform a duty owed to the Registrant which constituted:

     - a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the director, officer, employee or agent has a material conflict of interest;

     - a violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful;

     - a transaction from which the director, officer, employee or agent derived an improper personal profit; or

     -         willful  misconduct.

The indemnification provisions are non-exclusive, and will not impair any other rights to which those seeking indemnification or advancement of expenses may be entitled.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not  applicable.

ITEM 8.  CONSULTANTS AND ADVISORS.

     Securities may not be issued to consultants to the Company under the Plans, except that the Nicolet National Bank 2000 Stock Incentive Plan permits securities to be granted to organizers of Nicolet National Bank, a wholly owned subsidiary of the Registrant.

ITEM 9.  EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

Exhibit
  No.                              Description
-----                              -----------

5.1            Opinion  of  Powell,  Goldstein,  Frazer  &  Murphy  LLP.

5.2            Opinion  of  Liebmann,  Conway,  Olejniczak  &  Jerry,  S.C.

10.1 Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (incorporated by reference to Exhibit 10.5 to the Registrant's Registration Statement on Form SB-2 (Regis. No. 333-90052)).

10.2 Nicolet National Bank 2000 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 to the Registrant's Registration
               Statement  on  Form  SB-2  (Regis.  No.  333-90052)).

23.1           Consent  of  Powell,  Goldstein, Frazer & Murphy LLP (included in
               Exhibit  5.1).

23.2 Consent of Liebmann, Conway, Olejniczak & Jerry, S.C. (included in Exhibit 5.2)

23.3           Consent  of  Porter  Keadle  Moore,  LLP.

24             Power  of  Attorney  (see  signature  pages  to this Registration
               Statement).

ITEM 10.  UNDERTAKINGS.

     (a)  The  undersigned  Registrant  hereby  undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               Provided,  however,  that  paragraphs (a)(1)(i) and (a)(1)(ii) do
               ------------------
not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction to the questions whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-8 and has caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin, on August 6, 2002.


                                      NICOLET BANKSHARES, INC.

                                      By:  /s/  Robert B. Atwell
                                           -------------------------------------
                                           Robert B. Atwell
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears on the signature pages to this Registration Statement constitutes and appoints each of Robert B. Atwell, Michael E. Daniels and Jacqui A. Engebos his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits hereto and other documents in connection herewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on August 6, 2002.

          Name                           Position
          ----                           --------

/s/  Robert B. Atwell                    President, Chief Executive Officer and
-------------------------                Chairman of the Board (principal
Robert B. Atwell                         executive officer)


/s/  Michael E. Daniels                  Executive Vice President, Secretary and
-------------------------                Director
Michael E. Daniels



                    [Signatures continue on following page]

                    [Signatures continued from previous page]


          Name                           Position
          ----                           --------



/s/  Wendell E. Ellsworth                Director
--------------------------
Wendell  E.  Ellsworth


/s/  Deanna  L.  Favre                   Director
--------------------------
Deanna  L.  Favre


/s/  Michael E. Felhofer                 Director
--------------------------
Michael  E.  Felhofer


/s/  James  Halron                       Director
--------------------------
James  Halron


/s/  Philip J. Hendrickson               Director
--------------------------
Philip  J.  Hendrickson


/s/  Andrew F. Hetzel, Jr.               Director
--------------------------
Andrew  F.  Hetzel,  Jr.


/s/  Terrence J. Lemerond                Director
--------------------------
Terrence  J.  Lemerond


/s/  Donald J. Long, Jr.                 Director
--------------------------
Donald  J.  Long,  Jr.


/s/  Wade  T.  Micoley                   Director
--------------------------
Wade  T.  Micoley


                    [Signatures continue on following page]

                    [Signatures continued from previous page]

          Name                           Position
          ----                           --------



/s/  Ronald  C.  Miller                  Director
--------------------------
Ronald  C.  Miller


/s/  Sandra  Renard                      Director
--------------------------
Sandra  Renard


/s/  Robert  J.  Weyers                  Director
--------------------------
Robert  J.  Weyers


/s/  Jacqui  A.  Engebos                 Vice President and Chief (principal
--------------------------               financial and accounting officer)
Financial Officer
Jacqui A. Engebos

                                  EXHIBIT INDEX


Exhibit
  No.                              Description
-----                              -----------

5.1            Opinion  of  Powell,  Goldstein,  Frazer  &  Murphy  LLP.

5.2            Opinion  of  Liebmann,  Conway,  Olejniczak  &  Jerry,  S.C.

10.1 Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (incorporated by reference to Exhibit 10.5 to the Registrant's Registration Statement on Form SB-2 (Regis. No. 333-90052)).

10.2 Nicolet National Bank 2000 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 to the Registrant's Registration
               Statement  on  Form  SB-2  (Regis.  No.  333-90052)).

23.1           Consent  of  Powell,  Goldstein, Frazer & Murphy LLP (included in
               Exhibit  5.1).

23.2 Consent of Liebmann, Conway, Olejniczak & Jerry, S.C. (included in Exhibit 5.2)

23.3           Consent  of  Porter  Keadle  Moore,  LLP.

24             Power  of  Attorney  (see  signature  pages  to this Registration
               Statement).